UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 17, 2016
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10900 NE 8th Street, Suite 800
Bellevue, Washington 98004
(Address of principal executive offices)
(425) 201-6100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 17, 2016, Blucora, Inc. (“Blucora”) completed the sale of its wholly owned subsidiary, Monoprice Holdings, Inc. (“Monoprice”) to YFC-BonEagle Electric Co., Ltd. (the "Transaction"), pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”) described in, and filed with, the Current Report on Form 8-K filed by Blucora on November 15, 2016. The total consideration payable to Blucora in connection with the Transaction is $40,000,000 in cash, subject to customary adjustments, including a working capital adjustment at closing.

The foregoing description of the Transaction and the Purchase Agreement is a summary, does not purport to be a complete description, and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the November 15, 2016 Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

On November 17, 2016, Blucora issued a press release announcing the completion of the sale of its Monoprice business. A copy of that press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

The foregoing information (including the press release attached as an exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.    Financial Statements and Exhibits

(b) Pro Forma Financial Information

Pro forma financial statements are not included in this filing as the results of the Monoprice business have previously been classified as discontinued operations and have been properly presented as such in Blucora's historical financial statements included in its Form 10-K for the year ended December 31, 2015 and the Forms 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016. The cash received as consideration for the sale as noted in Item 2.01 will be used to pay down debt.

(d) Exhibits

2.1
Stock Purchase Agreement by and among Blucora, Inc., Monoprice Holdings, Inc. and YFC-BonEagle Electric Co., Ltd. (incorporated herein by reference to Blucora's Current Report on Form 8-K filed November 15, 2016, Commission File No. 000-25131).

99.1	Press release issued November 17, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 17, 2016

BLUCORA, INC.

By: /s/ Mark Finkelstein
Mark Finkelstein
Chief Legal & Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit
No.        Description

2.1
Stock Purchase Agreement by and among Blucora, Inc., Monoprice Holdings, Inc. and YFC-BonEagle Electric Co., Ltd. (incorporated herein by reference to Blucora's Current Report on Form 8-K filed November 15, 2016, Commission File No. 000-25131).

99.1	Press release issued November 17, 2016.